"Another Record Year"

New York Financial Community Meeting

January 10, 2002

NJNG CELEBRATING 50th 1952 2002 ANNIVERSARY A HALF CENTURY OF DEDICATED SERVICE

NJR New Jersey Resources

Regarding Forward Looking Statements

This presentation contains forward-looking statements. NJR wishes to caution persons reading or hearing this presentation that the assumptions which form the basis for forward-looking statements such as earnings goals include many factors that are estimates of future market conditions. These include, but are not limited to, the behavior of other market participants, weather conditions, economic conditions in NJNG's service territory, changes in state regulation, fluctuations in energy-related commodity prices, conversion activity, other marketing efforts, and other uncertainties.

Strong Earnings Growth


Earnings Per Share
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$2.22
$2.35
$2.51
$2.71
$2.95
$3.14*
1997
1998
1999
2000
2001
2002
September 30

- 9 percent increase
- 10th consecutive year of EPS growth
- 5 year CAGR 1997-2001: 7.45%

Based on continuing operations.
**** Wall Street Consensus Estimate***

2001 EPS Contributors



NJNG
85%
NJR & Other
1%
NJRES
8%
NJNG OSS/CM
6%

- NJNG remains the primary earnings driver
- NJRES contributed 8 percent to EPS
- NJRES and OSS/CM contributed 14 percent to EPS

Return on Equity



15.5%
15.0%
14.5%
14.0%
13.5%
13.0%
12.5%
12.0%
13.4%
13.9%
14.2%
14.5%
14.8%
15.3%*
1996
1997
1998
1999
2000
2001

- Highest ROE in gas industry in 2000
- Our highest level in 17 years
- Allowed ROE of 11.5 percent

Based on continuing operations

* **Excluding OCI**

Dividend Rate and Payout Ratio


Dividends per Share
$1.90
$1.85
$1.80
$1.75
$1.70
$1.65
$1.60
$1.55
$1.50
$1.56
$1.60
$1.64
$1.68
$1.72
$1.76
$1.80*
1996
1997
1998
1999
2000
2001
2002


Payout Ratio
80%
70%
60%
50%
75%
72%
70%
67%
63%
60%
1996
1997
1998
1999
2000
2001

* **Effective January 2, 2002**

- Seven increases in six years
- Lowest payout ratio since 1984

NJR New Jersey Resources

Fiscal 2001 Capital Expenditures

- Economic Value Added Process
- Margin from new customers must cover associated capital costs
- System integrity spending up to depreciation level
- Other project evaluated on EVA basis


Total: $48.8
$23.2
$4.6
$1.5
Millions
$19.5
New Customer
System Integrity
Other Utility
Non-Utility

Capital Structure


1995
56%
3%
41%
2001
50%
50%
Common Equity
Preferred
LT Debt

Credit Rating: Moody's A-2 S&P A

Share Repurchase & DRP Programs

December 31, 2001

	Share Repurchase Program	Dividend Reinvestment
Plan implemented	9/96	7/96
Shares authorized	1,500,000	N/A
Shares purchased on open market	1,350,070	422,813
Total cash investment ($MM)	$48.9	$12.8
Average investment per share	$36.27	$30.31

Since beginning these programs, we have returned over $210 million to shareowners, including dividends

Key Initiatives

Achieving our goal of above average earnings growth that will consistently place us in the top 10 percent of our peer group is based on:

- **Profitable Core Market Growth**
- **Wholesale Energy Services**
- **Quality - "Excellence in Operations"**
- **New Market Opportunities**

Our Service Area

- 3 percent annual customer growth rate; nearly double the national average
- Population growing faster than state average
- Largest independent LDC in New Jersey


NJNG
NYC
New Jersey Natural Gas
Phila.
Atlantic City

Customer Growth

- NJNG captures 95 percent of new construction
- Profitable mix of conversion and new customers enhance profitability
- Another 1,302 customers added natural gas heat to their existing service
- Customer growth generates approximately $6.0 million of new margin annually


14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
12,465
11,819
11,890
12,558
12,522
1997
1998
1999
2000
2001
September 30
New Construction
Conversions

NJR New Jersey Resources

2000 Census Data

		In New Jersey (21 Counties)		Nationally (3,141 Counties)
County	Population Change	% Change	Rank	Rank
Ocean	78,000	17.9	2	77
Monmouth	62,000	11.2	8	109
Morris	49,000	11.6	7	154



NJNG
NYC
New Jersey Natural Gas
Phila.
Atlantic City

- Over 188,000 new residents
- 19 percent of total State population live in our service area
- NJNG service area population change ranks in the top 5 percent nationally

The Potential of our Markets


Pending
3,378
Conceptual
9,699
Preliminary
21,296
25,830
Final

New Customers = 60,193

Conversions = 169,119


Non-heat Customers
11,300
Non-gas off main
78,640
79,179
Non-gas
on main

Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies

Working with Regulators

- **LGA Filing reduced prices to customers by 12 percent**
  - ✓ **11 percent effective December 1, 2001**
  - ✓ **Additional 1 percent effective January 1, 2002**
  - ✓ **Reflects trends in wholesale gas costs**
- **Also seeks to extend OSS/CM margin sharing through 2004**
  - ✓ **Settlement expected by summer 2002**

Working with Regulators

- **Basic Gas Supply Service (BGSS)**
  - ✓ Ensures NJNG is responsible to provide adequate capacity for service reliability
  - ✓ Gives customers new choices including the opportunity to "lock in" commodity prices
  - ✓ Supports marketers' ability to offer services directly to our customers
  - ✓ Develops new performance incentives

Off-System & Capacity Management Programs



Millions
$30
$25
$20
$15
$10
$5
$0
$2
$6
$16
$20
$23
$28
$26
$27
$27
$30
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
Customer Credits
Shareowner Margin

Since 1992, off-system sales/capacity management have generated over $160 million of credits to customers and total EPS of $1.50.

New Markets Create New Opportunities



Total Energy Deliveries
Core Customers
Off-System Sales
Capacity Release
Retail Marketing
Energy Management
Billion Cubic Feet
0
50
100
150
200
250
300
350
400
51
64
76
105
132
164
221
254
344
320
336
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001

NJR has consistently profited from new market opportunities

Energy Services EPS

- **Energy Services are a growing contributor of total earnings**
- **Early player in wholesale energy services**
- **Diverse product line**
  - ✓ **Storage and marketing**
  - ✓ **Fuel management**
  - ✓ **Basis and Day Trading**
- **2001 EPS contribution 14%**



EPS Contributions
$0.45
$0.30
$0.15
$0.00
$.30
$.35
$.41
1999
2000
2001
Wholesale
OSS/CM

Improved Productivity

- The cost of adding a new customer has declined nearly 23 percent, while O&M productivity has improved by 10 percent since 1992. Primary drivers have been:
  - ✓Balanced marketing strategy
  - ✓Changes in work processes



New Customer Cost
$3,000
$2,250
$1,500
$750
$0
$2,456
$1,852
1992
2002



O&M as a Percent of Margin
60%
40%
20%
0%
45.30%
38.80%
1992
2002

Quality

NJR New Jersey Resources

Productivity & Incentives

- Virtually every employee is a shareowner
- $2.7 million of incentive pay at risk; 5 percent of total payroll
- Incentives paid in cash and stock
- Bargaining Unit participates in the incentive plan



Customers per Employee
700
350
0
563
421
NJR
Peer Group



Margin per Employee
$300
$250
$200
$150
Millions
$267
$220
NJR
Peer Group

Quality

NJR New Jersey Resources

Malcolm Baldrige Focus Areas



Leadership
Strategic Planning
Customer & market focus
Performance excellence
Human resource focus
Information & analysis
Process Management
Business results

Expanding NJR Home Services

- Appliance service
- Duct cleaning
- HVAC equipment replacement
- Plumbing services
- Protection Plan enhancements
- Expected to provide about $.06 per share in FY2002


NJR
Home Services


KEEP IT COOL.
NJR

Celebrating 50 Years of Dedicated Service



Earnings Per Share
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.11
$2.95
1952
2001



Market Value
Millions
$800
$600
$400
$200
$-
$16
$800
1952
2001



500
400
300
200
100
0
2001

- Annualized Total Return of 13.54%

NJNG CELEBRATING 50th 1952 2002 ANNIVERSARY A HALF CENTURY OF DEDICATED SERVICE

NJR New Jersey Resources

Key Points

- Excellent market opportunities
- Strong earnings growth prospects
- Healthy financial profile
- Demonstrated consistent performance



Annualized 5 Year Total Return
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
13.4%
10.3%
8.7%
8.1%
NJR
S&P 500
Electric Utilities
Peer Group

NJR New Jersey Resources